UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2025

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 15, 2025, Strattec Security Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on August 15, 2025, the record date for the Annual Meeting, 4,160,284 common shares were outstanding and entitled to vote. At the Annual Meeting, 2,885,669, or approximately 69.36%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 540,613 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 11, 2025.

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2026 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Vote
Tina Chang	2,321,096	23,206	754	540,613
Thomas J. Florsheim, Jr.	2,317,046	27,323	686	540,614
F. Jack Liebau, Jr.	2,214,482	129,870	704	540,613
Bruce M. Lisman	2,245,342	21,636	78,078	540,613
Jennifer L. Slater	2,316,475	27,835	746	540,613
Matteo Anversa	2,323,696	20,164	1,196	540,613

Proposal No. 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2026.

For	2,773,880
Against	109,390
Abstain	2,399
Broker Non-Vote	0

Proposal No. 3. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2025 compensation of the Company’s named executive officers, with 75.76% of the shares voted with respect to the proposal being cast “for” the proposal. Voting results on this proposal were as follows:

For	2,186,050
Against	97,987
Abstain	61,019
Broker Non-Vote	540,613

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By: /s/ Matthew P. Pauli

Matthew P. Pauli, Senior Vice President and

Chief Financial Officer

Date: October 16, 2025